UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 24, 2005
SOVEREIGN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania	19102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (215) 557-4630
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On October 24, 2005, Sovereign Bancorp, Inc. (“Sovereign”) and Banco Santander Central Hispano, S.A. (“Santander”) announced that they had entered into an Investment Agreement, dated as of October 24, 2005 (the “Investment Agreement”), which sets forth the terms and conditions pursuant to which, among other things, (i) Santander will purchase from Sovereign 19.8% of Sovereign’s common stock for $2.4 billion in cash, (ii) Santander can increase its ownership up to 24.9% within two years subject to certain standstill restrictions, and (iii) Santander can , after two years, subject to certain exceptions, acquire 100% of Sovereign in a negotiated transaction.
     On October 24, 2005, Sovereign and Independence Community Bank Corp. (“Independence”) announced that they had entered into an Agreement and Plan of Merger, dated as of October 24, 2005 (the “Merger Agreement”), which sets forth the terms and conditions pursuant to which Independence will be merged with and into Sovereign (the “Merger”). Under the terms of the Merger Agreement, shareholders of Independence will be entitled to receive $42.00 in cash, in exchange for each share of Independence common stock.
     For additional information, reference is made to the press release dated October 24, 2005, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and the investor presentation, dated October 24, 2005, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
     On October 24, 2005, Sovereign Bancorp, Inc. (“Sovereign”) and Banco Santander Central Hispano, S.A. (“Santander”) announced that they had entered into an Investment Agreement, dated as of October 24, 2005 (the “Investment Agreement”), which sets forth the terms and conditions pursuant to which, among other things, (i) Santander will purchase from Sovereign 19.8% of Sovereign’s common stock for $2.4 billion in cash, (ii) Santander can increase its ownership up to 24.9% within two years subject to certain standstill restrictions, and (iii) Santander can , after two years, subject to certain exceptions, acquire 100% of Sovereign in a negotiated transaction.
     On October 24, 2005, Sovereign and Independence Community Bank Corp. (“Independence”) announced that they had entered into an Agreement and Plan of Merger, dated as of October 24, 2005 (the “Merger Agreement”), which sets forth the terms and conditions pursuant to which Independence will be merged with and into Sovereign (the “Merger”). Under the terms of the Merger Agreement, shareholders of Independence will be entitled to receive $42.00 in cash, in exchange for each share of Independence common stock.
     For additional information, reference is made to the press release dated October 24, 2005, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and the investor presentation, dated October 24, 2005, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits. The following exhibit is furnished herewith:
     99.1 Press Release, dated October 24, 2005, of Sovereign Bancorp, Inc.
     99.2 Investor Presentation, dated October 24, 2005, of Sovereign Bancorp, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.
Dated: October 24, 2005	/s/ Mark R. McCollom
Mark R. McCollom
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated October 24, 2005, of Sovereign Bancorp, Inc.
99.2	Investor Presentation, dated October 24, 2005, of Sovereign Bancorp, Inc.